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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 10, 2006

                       TRIMEDIA ENTERTAINMENT GROUP, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                    000-49865                  57-1107699
(State or other jurisdiction         (Commission              (I.R.S. Employer
      of incorporation)             File Number)             Identification No.)

                1080 N. DELAWARE AVENUE                            19125
              PHILADELPHIA, PENNSYLVANIA                        (Zip Code)
       (Address of principal executive offices)


       Registrant's telephone number, including area code: (215) 426-5536


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

            On July 10, 2006, Vivendi Visual Entertainment and RuffNation Films Releasing, LLC, our wholly-owned subsidiary, issued a joint press release announcing the Videogram Manufacturing and Distribution Agreement that Universal Music Group Distribution, Corp., a subsidiary of Vivendi, entered into with RuffNation Films Releasing. A copy of this press release is attached as Exhibit
99.1 hereto and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

  Exhibit No.    Description
---------------- ---------------------------------------------------------------

      99.1 Joint Press Release of Vivendi Visual Entertainment and RuffNation Films Releasing dated July 10, 2006


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      TRIMEDIA ENTERTAINMENT GROUP, INC.

Date: July 13, 2006                   By: /s/ Christopher Schwartz
                                          -----------------------------------
                                          Christopher Schwartz
                                          Chief Executive Officer

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                                  EXHIBIT INDEX

  Exhibit No.    Description
---------------- ---------------------------------------------------------------

     99.1 Joint Press Release of Vivendi Visual Entertainment and RuffNation Films Releasing dated July 10, 2006

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